Advance Capital I, Inc.

              Supplement Dated August 7, 2007
           To the Prospectus Dated April 30, 2007

     On August 4, 2007, the shareholders of the Advance Capital I, Inc. Funds voted to modify the investment advisory fee schedule for the Retirement Income Fund, the Balanced Fund and the Equity Growth Fund.

The Management Fee schedule on page 17 of the Prospectus now reads as follows:

                                             Management Fee
                                             --------------
       Retirement Income Fund --
           First $500 million of assets..........0.50%
           Assets over $500 million..............0.45%
       Balanced Fund --
           First $500 million of assets..........0.70%
           Assets over $500 million..............0.65%
       Equity Growth Fund --
           First $500 million of assets..........0.70%
           Assets over $500 million..............0.65%


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                   Advance Capital I, Inc.

               Supplement Dated August 7, 2007
 To the Statement of Additional Information Dated April 30, 2007

     On August 4, 2007, the shareholders of the Advance Capital I, Inc. Funds voted to modify the investment advisory fee schedule for the Retirement Income Fund, the Balanced Fund and the Equity Growth Fund. The Management Fee discussion on page 13 of the Statement of Additional Information now reads as follows:


For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee, computed daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Equity Growth and the Balanced Funds up to $500 million and 0.65% on average daily net assets over $500 million, and 0.50% of the average daily net assets up to $500 million for the Retirement Income Fund and 0.45% of average daily net assets over $500 million.